Exhibit 99.2 RAP-219 Phase 2a Trial in Drug-resistant Focal Onset Seizures Topline Results Conference Call Presentation September 8, 2025

Disclaimer This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the clinical development of RAP-219 for the treatment of focal onset seizures, bipolar mania and diabetic peripheral neuropathic pain, including the initiation, timing, progress and results of the Company's Phase 3 clinical trials in focal onset seizures, and a Phase 2a clinical trial of RAP-219 in bipolar mania, as well as other planned clinical trials; expectations for the activity, tolerability, and commercial potential of RAP-219; the future release of data from the ongoing 8-week follow-up period of the Phase 2a trial for RAP-219; expectations for a long-acting injectable (LAI) formulation of RAP-219 and the potential of a LAI to improve patient adherence; the Company's expectations for upcoming regulatory interactions; the potential of Rapport's RAP technology platform; the advancement of the Company's discovery programs; and expectations for Rapport's uses of capital, expenses and financial results, including its cash runway through the end of 2026. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Agenda Overview 01 Abe Ceesay, Chief Executive Officer RAP-219 in Drug-resistant Focal Onset Seizures Topline Phase 2a Data 02 Jeff Sevigny, M.D., Chief Medical Officer Closing Remarks 03 Abe Ceesay Questions and Answers 04 Abe Ceesay | Jeff Sevigny | Troy Ignelzi, Chief Financial Officer 3

Agenda Overview 01 Abe Ceesay, Chief Executive Officer RAP-219 in Drug-resistant Focal Onset Seizures Topline Phase 2a Data 02 Jeff Sevigny, M.D., Chief Medical Officer Closing Remarks 03 Abe Ceesay Questions and Answers 04 Abe Ceesay | Jeff Sevigny | Troy Ignelzi, Chief Financial Officer 4

Foundational science and supportive research established our early confidence in RAP-219 Corneal Kindling Responders and Rotarod Failures in Mice TARPγ8 Clinical PET High expression in the neocortex and mesial temporal lobe, where nearly all seizures originate Relatively low expression in hindbrain Clear confirmation that TARPγ8 is broadly Robust, dose-dependent seizure protection in expressed in brain regions associated with gold-standard preclinical model the initiation and propagation of FOS 5

Unmet need in epilepsy highlights limitations of current antiseizure medications


3.0M
U.S. Epilepsy Patients
(ages 18+)

60%

Focal Seizures

1.8M Focal Onset Seizure Patients

30-40%

Drug-resistant[a]

Limitations of antiseizure medications (ASMs)

Limited Efficacy: Despite over 30 FDA approved ASMs, 30-40% of patients are still drug-resistant[a]

Tolerability Issues: Burdensome side-effects, such as sedation, ataxia, and cognitive problems

Potential for Serious Adverse Events: Such as severe cutaneous reactions, serious hematological disorders, and hepatic failure

Risk of Breakthrough Seizures: Missing doses of medicines with short half-lives create potential for breakthrough seizures[b]

Complicated Administration: Long titration, drug-drug interactions, overlapping mechanisms, and lab monitoring rapport™ therapeutics

[a] Drug-resistant patients are those who continue to experience recurring seizures despite taking two or more ASMs; [b] Source: Epilepsy Foundation. ASM – antiseizure medication

6

Emerging best-in-class profile for RAP-219 in focal onset seizures, with multi-billion dollar commercial opportunity, if approved Long-acting Efficacy Data Tolerability Data Ease of Use Injectable Phase 2a results RAP-219 was generally Once daily dosing, low risk Advancing first ever LAI demonstrated statistically of drug-drug interactions, well-tolerated in Phase 2a for epilepsy patients, significant reductions in rational polypharmacy providing IP extension long episodes and clinical potential, and long half- leading to potential seizures life commercial upside Results support advancement into Phase 3 registrational trials and LAI development LAI – long acting injectable 7

Agenda Overview 01 Abe Ceesay, Chief Executive Officer RAP-219 in Drug-resistant Focal Onset Seizures Topline Phase 2a Data 02 Jeff Sevigny, M.D., Chief Medical Officer Closing Remarks 03 Abe Ceesay Questions and Answers 04 Abe Ceesay | Jeff Sevigny | Troy Ignelzi, Chief Financial Officer 8

Phase 2a trial in drug-resistant focal onset seizure patients


12-week pre-treatment period
8-week open-label treatment period
8-week follow-up period
8-week Retrospective Baseline
4-week Prospective Baseline
0.75 mg x 5 days then 1.25 mg QD
RAP-219 Washout
Clinical seizure baseline[a]
Start of treatment
End of treatment
End of trial
Long Episode (LE) baseline[b]

Key Entry Criteria

1. Drug-resistant focal onset seizures
2. RNS® probe implanted in seizure onset zone within mesial temporal lobe (MTL) ≥15 months before screening
3. Stable RNS System settings and other therapies
4. ≥16 LEs during 8-week retrospective review period
5. ≥1 clinical seizure reported during 8-week retrospective review period
6. >50% concordance between LEs and electrographic seizures

Key Endpoints

- **LE reduction** (power determinations based on this outcome measure)
  - Proportion of patients with ≥30% reduction compared with LE baseline
  - Median percent change from LE baseline
- **Clinical seizure reduction**
  - Proportion of patients with ≥50% reduction compared with pre-treatment baseline; proportion of patients who achieved seizure freedom
  - Median percent change from baseline

[a] Patients with no clinical seizures during the prospective baseline period were allowed to enter the treatment period.
[b] LE baseline was defined as the 12 weeks preceding the initiation of treatment (the combination of the 8-week retrospective, and 4-week prospective baseline periods)
LE – long episode; MTL – mesial temporal lobe; RNS System – responsive neurostimulator; QD – once daily

9

Patient disposition and analysis populations

38 Assessed for Eligibility

8 Excluded
- Did not meet eligibility criteria (n=7)
- Adverse event (n=1)

30 Dosed with RAP-219

4 Discontinued Treatment
- Adverse event (n=3)
- Other (n=1)

26 Completed Treatment Period

Analysis Populations

→ **Safety population (N = 30)**

→ **mITT population for LE efficacy (N = 27)**
- Safety population minus 2 patients with <3 weeks of treatment and 1 patient with RNS setting change

→ **mITT-CS population for clinical seizure efficacy (N=25)**
- mITT population minus 2 patients who did not have clinical seizures during prospective baseline rapport™ therapeutics

mITT – patients with ≥3 weeks or treatment, ≥70% adherence, and no RNS system detection or stimulation setting changes. mITT-CS – mITT with clinical seizures in prospective baseline.
LE – long episode; RNS System – responsive neurostimulator.

10

Patient demographic and baseline characteristics Highly drug-resistant FOS patients are representative of those in registrational trials Safety Population N=30 Age, years; mean (SD) 40.1 (10.4) Age at first seizure, years; mean (SD) 16.6 (9.4) Sex, male; n (%) 18 (60%) Years since RNS implantation; median (range) 4.6 (2-11) Number of patients with a lead outside of MTL (n) 5 No. of concomitant ASMs Median (range) 3 (1-4) 1, n (%) | 2, n (%) | 3, n (%) | 4, n (%) 2 (7%) | 7 (23%) | 14 (47%) | 7 (23%) a Most frequently used ASMs , n (%) Lamotrigine 15 (50%) Levetiracetam 12 (40%) Cenobamate 11 (37%) Zonisamide 9 (30%) Clobazam 7 (23%) Lacosamide 7 (23%) a ASMs in ≥20% of patients. 11 ASM – maintenance baseline antiseizure medication; FOS – focal onset seizures; RNS System – responsive neurostimulator; SD – standard deviation; MTL – mesial temporal lobe

Efficacy analyses → Efficacy analyses for 8-week treatment period: • mITT population (N=27) for long episodes • mITT-CS population (N=25) for clinical seizures → 8-week follow-up period currently ongoing; full data will be presented at future medical meetings 12

Primary endpoints achieved with high statistical significance

71% reduction in long episodes (LEs); 85.2% responder rate (≥30% LE reduction)


Percent change
LE Median Percent Reduction[a]
100
80
60
40
20
0
P=0.0001
71.0%
Weeks 1-8, N=27
Responder analysis
Proportion of Patients
P<0.0001
85.2%
81.5%
48.1%
7.4%
≥30%[b]
≥50%[c]
≥75%[c]
100%[c]
LE Response Threshold

48 LEs at baseline (median, per 28 days); 92% electrographic seizure / LE concordance[d]

rapport therapeutics

[a] Median percent change statistical comparison used the Wilcoxon signed rank test to determine if the % change in LE was greater than 0%. [b] Responder analysis statistical comparison was based on a one-sample exact test to determine whether the proportion of responders is >10%. [c] Statistical comparisons were not made for other cut points. 95% confidence intervals for responder analysis – Clopper-Pearson exact binomial: ≥50%, (61.9, 93.7); ≥75%, (28.7, 68.1); 100%, (0.9, 24.3). [d] Concordance at baseline was determined by an independent epileptologist reviewer. LEs – long episodes

13

Clinical seizure secondary endpoints achieved with statistical significance

77.8% clinical seizure reduction; 72% achieved clinically meaningful response (≥50% reduction)



Percent change
CS Median Percent Reduction[a]
100
80
60
40
20
0
P=0.01
77.8%
Weeks 1-8, N=25
Responder analysis
Proportion of Patients
P<0.0001
72.0%
P<0.0001
56.0%
P<0.0001
24.0%
Seizure Freedom (weeks 1-8)
≥50%[b]
≥75%[c]
100%[d]
CS Response Threshold

10 clinical seizures at baseline (median, per 28 days)

rapport therapeutics

[a] Statistical comparison for median percent change used the Wilcoxon signed-rank test to determine if the median % reduction from baseline in CS was greater than 20%. Responder analysis statistical comparison is based on a one sample exact test to determine whether the proportion of responders is, (b) >20%; (c) >7%; (d) >1.5% for the 50% responder, 75% responder, and seizure freedom groups, respectively. CS – clinical seizures.

14

RAP-219 was generally well tolerated TEAEs: 79% were mild, 10% discontinuation rate Safety Population (N=30) TEAE SUMMARY Any TEAE, n (%) 25 (83.3%) TEAE leading to study drug 3 (10.0%) → 25 patients reported a total of 65 TEAEs discontinuation Grade 1 TEAE - Mild 15 (50.0%) • 78.5% were mild, 21.5% were moderate Grade 2 TEAE - Moderate 10 (33.3%) • No serious adverse events or clinically significant Grade ≥3 TEAE - Severe 0 laboratory, vital signs, or ECG abnormalities TEAEs reported in ≥10% of patients, n (%) Dizziness 8 (26.7%) → 3 (10%) patients discontinued RAP-219 due to TEAEs Headache 5 (16.7%) • Grade 1 worsening of preexisting memory impairment Fatigue 4 (13.3%) • Grade 1 panic attack Fall 3 (10.0%) Nausea 3 (10.0%) • Grade 2 worsening of preexisting anxiety Somnolence 3 (10.0%) TEAE – treatment emergent adverse event during treatment period; ECG – electrocardiogram. 15

Robust Phase 2a → Treatment with RAP-219 resulted in statistically significant results support reductions from baseline in long episodes and clinical seizures advancing program → RAP-219 was generally well-tolerated → Ease of use with once daily dosing, low risk of drug-drug interactions, and long half-life → Next steps: • End of Phase 2 FDA meeting planned 4Q 2025 • Phase 3 trials initiation planned 3Q 2026 • Progressing registrational/NDA enabling activities 16

Agenda Overview 01 Abe Ceesay, Chief Executive Officer RAP-219 in Drug-resistant Focal Onset Seizures Topline Phase 2a Data 02 Jeff Sevigny, M.D., Chief Medical Officer Closing Remarks 03 Abe Ceesay Questions and Answers 04 Abe Ceesay | Jeff Sevigny | Troy Ignelzi, Chief Financial Officer 17

Precision neuroscience pipeline with opportunity to address large market opportunities

Category	Program	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Next Expected Milestones
RAP-219 TARPγ8 AMPAR Programs	*Focal Onset Seizures*	Topline Results - September 8, 2025					End-of-Phase 2 FDA Meeting 4Q 2025 Phase 3 Trials Begin 3Q 2026
	Bipolar Mania	Trial Underway					Topline Results 1H 2027
	Diabetic Peripheral Neuropathic Pain						Trial Initiation[a]
	Long-acting Injectable Formulation						Formulation Nomination
nAChR Discovery Programs	*α6 Chronic Pain*						Development Candidate Nomination
	α9α10 Hearing Disorders						Development Candidate Nomination

Strong intellectual property with worldwide rights to all programs

[a] IND is currently on clinical hold with the FDA.
AMPAR – α-Amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid (AMPA) receptor; nAChR – nicotinic acetylcholine receptor.

rapport therapeutics 18

Multiple anticipated catalysts over next 24 months 2H 2025 1H 2027 3Q 2026 RAP-219 FOS RAP-219 bipolar RAP-219 FOS open label mania Phase 2 two Phase 3 extension trial topline results trials initiation initiation 2H 2026 3Q 2025 2026 2027 RAP-219 FOS Phase RAP-219 bipolar RAP-219 FOS open RAP-219 long- 2a additional efficacy mania Phase 2 acting injectable label extension analyses and 8-wk trial initiation initial PK results interim results follow-up results 2025 2026 2027 a Cash balance of $260.4mm (as of 6/30/25) supports Rapport through end of 2026 a Cash, cash equivalents and short-term investments, excluding restricted cash. 19 FOS – focal onset seizures; PK – Pharmacokinetics.

Emerging best-in-class profile for RAP-219 in focal onset seizures, with multi-billion dollar commercial opportunity, if approved Long-acting Efficacy Data Tolerability Data Ease of Use Injectable Phase 2a results RAP-219 was generally Once daily dosing, low risk Advancing first ever LAI demonstrated statistically of drug-drug interactions, well-tolerated in Phase 2a for epilepsy patients, significant reductions in rational polypharmacy providing IP extension long episodes and clinical potential, and long half- leading to potential seizures life commercial upside Results support advancement into Phase 3 registrational trials and LAI development LAI – long acting injectable 20

Agenda Overview 01 Abe Ceesay, Chief Executive Officer RAP-219 in Drug-resistant Focal Onset Seizures Topline Phase 2a Data 02 Jeff Sevigny, M.D., Chief Medical Officer Closing Remarks 03 Abe Ceesay Questions and Answers 04 Abe Ceesay | Jeff Sevigny | Troy Ignelzi, Chief Financial Officer 21

Thank you